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Exhibit 10.2

Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (333-13390) of Bookham Technology plc of our report dated March 17, 2003, relating to the financial statements of Bookham Technology plc, which appears in this Annual Report on Form 20-F. We also consent to the reference to us under the heading "Selected Consolidated Financial Data" which appears in this Form 20-F.

/s/ PRICEWATERHOUSECOOPERS PricewaterhouseCoopers West London, England March 17, 2003

Consent of Independent Accountants

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (333-13388) of Bookham Technology plc of our report dated March 17, 2003, relating to the financial statements of Bookham Technology plc, which appears in this Annual Report on Form 20-F. We also consent to the reference to us under the heading "Selected Consolidated Financial Data" which appears in this Form 20-F.

/s/ PRICEWATERHOUSECOOPERS PricewaterhouseCoopers West London, England March 17, 2003

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  Exhibit 10.2
Consent of Independent Accountants
Consent of Independent Accountants